Financial Instruments and Risk Management (Details) - CAD ($)	6 Months Ended
	Dec. 31, 2021	Jun. 30, 2021
Disclosure of financial instruments [text block] [Abstract]
Cash	$ 30,779,336	$ 318,844
Working capital	30,036,366	977,358
Total liabilities	$ 2,049,882	$ 1,374,819
Foreign currency risk, description	Foreign currency risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of the changes in the foreign exchange rates. ●Assuming all other variables constant, an increase or a decrease of 10% of the Australian dollar against the Canadian dollar, the net loss of the Company and the equity for the period ended December 2021 would have varied by approximately $17,000. ●Assuming all other variables constant, an increase or a decrease of 10% of the United States dollar against the Canadian dollar, the net loss / gain of the Company and the equity for the period ended December 2021 would have varied approximately $3,078,000.